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                      Securities and Exchange Commission
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                          the Securities Act of 1934


                        Date of Report:  April 26, 2000


                       THE ASHTON TECHNOLOGY GROUP, INC.
            (Exact name of registrant as specified in its charter)


                                    1-11747
                           (Commission file number)


                     Delaware                       22-6650372
            (State or other jurisdiction         (I.R.S. Employer
                 of incorporation)              Identification No.)


            1900 Market Street, Suite 701, Philadelphia, PA 19103 (Address of principal executive offices with zip code)


                                (215) 751-1900
             (Registrant's telephone number, including area code)


                                Not applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Items

     On April 24, The Ashton Technology Group, Inc. completed the acquisition of E-Trustco.com, Inc., a Delaware corporation engaged in the on-line investment management and wrap-fee business for 2,000,000 shares of common stock of its subsidiary Electronic Market Center, Inc., as well as other consideration. Further details of this acquisition are provided in the Press Release attached as an exhibit hereto.


Item 7(c).  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits:

10.1 Employment Agreement between and among Matthew Saltzman, The Ashton Technology Group, Inc., Electronic Market Center, Inc. and Universal Trading Technologies Corporation

10.2      Stockholders Agreement of Electronic Market Center, Inc.

10.3      Stock Exchange and Acquisition Agreement

99.1      Press Release



                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 26, 2000                     /s/ Arthur J. Bacci
                                          ------------------------------
                                          Arthur J. Bacci
                                          President

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                           CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

 10.1 Employment Agreement between and among Matthew Saltzman, The Ashton Technology Group, Inc., Electronic Market Center, Inc. and Universal Trading Technologies Corporation

 10.2          Stockholders Agreement of Electronic Market Center, Inc.

 10.3          Stock Exchange and Acquisition Agreement

 99.1          Press Release

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